united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jennifer Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

FormulaFolios Hedged Growth ETF (FFHG)
FormulaFolios Smart Growth ETF (FFSG)
FormulaFolios Tactical Growth ETF( FFTG)
FormulaFolios Tactical Income ETF (FFTI)

Annual Report
May 31, 2018

1-888-562-8880
www.formulafoliofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the FormulaFolios ETF Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high- frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Fledged Growth ETF Shareholder,

The fiscal period ended May 31, 2018 was a moderately strong period for most growth asset classes.

Broad equity markets started the period on a very positive note as global stocks moved higher with minimal volatility. However, in early February volatility spiked higher, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Despite the increase in volatility and downward pressure in the last few months of the period, major stock indices finished the period positive, mostly off the low levels experienced in early February.

Commodities experienced a strong positive trend as well, as oil prices continued to rise on the back of OPEC-led production cuts.

A major exception to the strong positive trend was in real estate. The asset class was trending higher through the end of 2017, but experienced sharp downward pressure in early 2018 as concerns about the new tax laws and rising interest rates pushed prices lower.

While broad growth markets were positive for the period and economic data and growth remained mostly positive, there were still many geopolitical risks and uncertainties present. Most notably, the recent tariff announcements as well as political issues in Italy and Spain could result in heightened volatile equity markets.

Though broad markets remain mostly positive, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2018 and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced strong returns in the fiscal period ended May 31, 2018, though volatility and downside risk returned to the markets near the end of the period.

The period began with a period of extremely low volatility, as the largest drop in the S&P 500 Index was less than 3% in 2017 - the smallest max drawdown for a calendar period in history.

However, in early February 2018 volatility experienced its largest one-day jump in history as measured by the CBOE Volatility Index, increasing 116%. By early April, the S&P 500 had already experienced 28 days in which markets gained or lost 1%, compared to only eight such days in all of 2017.

Broad US stocks broke out of a consolidation pattern in early May, ending the period on a more positive note, though volatility remained prevalent.

Small-cap US stocks outperformed large-cap US stocks during the fiscal period ended May 31, 2018 as the Russell 2000 Index gained 20.76% compared to a total return of 14.38% for the S&P 500 Index. Much of this outperformance came in the last two months of the period as the Russell 2000 surged to a fresh all-time-high while the S&P 500 experienced more muted positive returns to end the period.

International stocks also performed well during the fiscal period, though returns lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index gained 7.97%, while emerging market stocks as measured by the MSCI Emerging Markets Index gained 14.03%.

As global equities markets experienced solid gains, a major shift in market trends from recent periods was the increase in oil prices. Oil prices had been trending down since mid-2014, but the OPEC-led production cuts helped support the commodity during the period. Crude oil rose from $48.32/bbl to $67.04/bbl – a 38.74% gain for the period. This helped broad commodity indices experience strong gains after lagging other growth indices for many periods.

While global stocks and commodities experienced strong gains during the period, real estate lagged behind as the Dow Jones US Select REIT Index gained only 2.44%. REITs experienced sharp negative performance in the beginning of 2018 due to rising rates and concerns about the new tax law, but finished well off their low levels for the periods.

As a whole, it was a positive period in the broad growth investment markets.

ETF Performance Summary

For the fiscal period ended May 31, 2018, the FormulaFolios Hedged Growth ETF outperformed its primary benchmark on a total return basis from the inception date of June 5, 2017.

The ETF had a cumulative total return of 13.03% for the period of June 5, 2017 through May 31, 2018. In comparison, the ETF’s primary benchmark, the Barclay Hedged Equity Long/Short Index, posted a 6.36% cumulative total return over the same period. The Barclay Equity Long/Short Index is a hedge fund index in which managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position.

Throughout the period the Hedged Growth ETF maintained a full net long position, while Funds within the Barclay Equity Long/Short Index likely hedged exposure to equity markets. This excess long exposure helped the ETF achieve a stronger return as major stock indices were positive during the period.

Based on the prevailing market conditions throughout the period, the ETF was able to create a strong positive return by taking advantage of upward trending equity markets.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The equity exposure level of the ETF was the largest contributor to its performance relative to the benchmark.

Throughout the period, US economic data and corporate earnings were strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.9% - its lowest level since 2000, and Q1 2018 period-over-period earnings growth for the S&P 500 was 24.7% - the highest growth rate since Q3 2010.

As the US economy remained relatively healthy, broad equity indices trended higher for the period.

The ETF was fully invested in equity securities for much of the period. This helped boost returns as broad equity markets experienced positive momentum, though volatility did become a factor later in the period.

While the Barclay Equity Long/Short Index has the ability to shift from a net long position to a net short position, it appears most funds within the Index maintained a somewhat hedged position throughout the period. This is illustrated by the Index achieving consistently positive, yet lagging broad stock market, total returns.

Sector exposure also played a factor in ETF performance. Since early July 2017 the ETF has been overweight in the Financials sector. The Financials sector provided outperformance relative to the S&P 500 and other broad stock market indices through the end of 2017, but has lagged so far period-to-date in 2018. This exposure is the main reason the ETF finished below the S&P 500, but still above its primary benchmark for the period.

Investment Strategy

At FormulaFolio Investments, we are committed to our unique methods of asset management with the goal of achieving above- average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

The ETF utilizes two proprietary investment models when selecting investments, and invests primarily in domestic equity securities of various market capitalizations, with the ability to hedge using US Treasuries and inverse market positions through other unaffiliated exchange traded funds.

The first investment model identifies trends in the US equity markets. If the model indicates that the ETF should be in the market because the market is doing well as measured by a blend of various technical momentum indicators, the model will suggest investments in leveraged and non-leveraged ETFs ranging from small-cap, mid-cap, and large-cap. However, if the model indicates that the ETF should not be in the market because the market is doing poorly, the model will suggest investments in US treasuries and/or inverse equity index ETFs.

The second investment model uses two sub-strategies of equal weights within the model. The first sub-strategy identifies trends in the equity markets. It suggests investments in a diversified mix of US equity ETFs if the market is doing well and suggests investments in US treasury ETFs if the market is doing poorly. The second sub-strategy analyzes the individual sectors of the S&P 500 to determine the sectors with the greatest momentum and lowest volatility. The ETF then invests in the single sector the model indicates has the highest risk- adjusted returns (lowest volatility and the greatest momentum). If the model indicates that the ETF should not be in the market because the market is doing poorly, the ETF invests in US treasury ETFs.

Overall, the ETF seeks to provide a flexible allocation based on the prevailing market environment conditions. This gives the ETF the ability to capture upward equity market movements while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Period

The ETF is fully invested in US equities as of the end of the fiscal period ended May 31, 2018. Furthermore, due to the strong risk-on investment environment, the ETF has slight leverage exposure at this time (approximately 13% leveraged).

Despite the recent heightened volatility, broad equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term as the Fed hikes rates. The Fed projects four total rate increases in 2018, which is consistent with the view of a modestly expanding economy and higher inflation rates.

While volatility has become more of a factor in early 2018, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next period while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios Hedged Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6616-NLD-7/2/2018

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high- frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes overtime.

Dear FormulaFolios Smart Growth ETF Shareholder,

The fiscal period ended May 31, 2018 was a moderately strong period for most growth asset classes.

Broad equity markets started the period on a very positive note as global stocks moved higher with minimal volatility. However, in early February volatility spiked higher, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Despite the increase in volatility and downward pressure in the last few months of the period, major stock indices finished the period positive, mostly off the low levels experienced in early February.

Commodities experienced a strong positive trend as well, as oil prices continued to rise on the back of OPEC-led production cuts.

A major exception to the strong positive trend was in real estate. The asset class was trending higher through the end of 2017, but experienced sharp downward pressure in early 2018 as concerns about the new tax laws and rising interest rates pushed prices lower.

While broad growth markets were positive for the period and economic data and growth remained mostly positive, there were still many geopolitical risks and uncertainties present. Most notably, the recent tariff announcements as well as political issues in Italy and Spain could result in heightened volatile equity markets.

Though broad markets remain mostly positive, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2018 and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced strong returns in the fiscal period ended May 31, 2018, though volatility and downside risk returned to the markets near the end of the period.

The period began with a period of extremely low volatility, as the largest drop in the S&P 500 Index was less than 3% in 2017 - the smallest max drawdown for a calendar period in history.

However, in early February 2018 volatility experienced its largest one-day jump in history as measured by the CBOE Volatility Index, increasing 116%. By early April, the S&P 500 had already experienced 28 days in which markets gained or lost 1%, compared to only eight such days in all of 2017.

Broad US stocks broke out of a consolidation pattern in early May, ending the period on a more positive note, though volatility remained prevalent.

Small-cap US stocks outperformed large-cap US stocks during the period as the Russell 2000 Index gained 20.76% compared to a total return of 14.38% for the S&P 500 Index. Much of this outperformance came in the last two months of the period as the Russell 2000 surged to a fresh all-time-high wile the S&P 500 experienced more muted positive returns to end the period.

International stocks also performed well during the fiscal period, though returns lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index gained 7.97% while emerging market stocks as measured by the MSCI Emerging Markets Index gained 14.03%.

As global equities markets experienced solid gains, a major shift in market trends from recent periods was the increase in oil prices. Oil prices had been trending down since mid-2014, but the OPEC-led production cuts helped support the commodity during the period.

Crude oil rose from $48.32/bbl to $67.04/bbl – a 38.74% gain for the period. This helped broad commodity indices experience strong gains after lagging other growth indices for many periods.

While global stocks and commodities experienced strong gains during the period, real estate lagged behind as the Dow Jones US Select REIT Index gained only 2.44%. REITs experienced sharp negative performance in the beginning of 2018 due to rising rates and concerns about the new tax law, but finished well off their low levels for the periods.

As a whole, it was a positive period in the broad growth investment markets.

ETF Performance Summary

For the fiscal period ended May 31, 2018, the FormulaFolios Smart Growth ETF slightly underperformed its primary benchmark on a total return basis from the inception date of November 1, 2017.

The ETF had a cumulative total return of 5.21% for the period of October 31, 2017 – the ETF’s inception - through May 31, 2018. In comparison, the ETF’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index, posted a 5.48% cumulative total return over the same period. The Dow Jones Moderately Aggressive Portfolio Index acts a broadly diversified buy-and-hold benchmark. This index aims to achieve 100% of the risk of an all-stock index based on the trailing 36- month semi-variance. The all-stock portfolio includes a blend of US and non-US stocks, with varying market capitalizations.

Throughout the period (since inception), the ETF maintained a constant allocation in US stocks, international stocks, and REITs. This consistent exposure to broad global stocks helped the ETF achieve a strong return, though the holding in REITs caused a slight drag in total returns compared to the benchmark.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The equity exposure level of the ETF was the largest contributor to its performance.

Throughout the period, US economic data and corporate earnings were strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.9% - its lowest level since 2000, and Q1 2018 period- over-period earnings growth for the S&P 500 was 24.7% - the highest growth rate since Q3 2010.

As the US economy remained relatively healthy, broad equity indices trended higher for the period.

The ETF was fully invested in equity securities during the period. This helped boost returns as broad equity markets experienced positive momentum, though volatility did become a factor later in the period.

Market capitalization exposure also played a factor in ETF performance. While international stocks had performed well in the earlier part of the fiscal period, they ended the period negative since the inception of the ETF, causing a drag on returns.

However, the higher exposure to small and midcap US stocks helped negate the negative effects of international stocks and REITs as smaller US companies outperformed other stock asset classes in the second half of the period.

Due to the relatively strong risk-on environment, the ETF maintained a broadly diversified exposure to growth oriented asset classes during the period.

Investment Strategy

At FormulaFolio Investments, we are committed to our unique methods of asset management with the goal of achieving above- average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a screen composed of numerous technical, economic, sentiment, and market breadth indicators to analyze macroeconomic conditions in order to determine the strength of broad growth and equity markets.

By combining numerous market indicators into a single screen, the model has the ability to react to major market movements while avoiding the numerous “false positive” signals experienced when using a single stand-alone indicator. This helps reduce overall portfolio turnover, resulting in greater tax efficiency and a more passive portfolio.

The ETF will generally be 100% invested in growth-oriented ETFs when the investment screen indicates a bullish trend for broad growth markets, and will generally be 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries to hedge risk when the investment screen indicates a bearish trend for broad growth markets.

This gives the ETF the ability to capture upward equity market movements while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Period

The ETF is fully invested among US stocks, international stocks, and REITs as of the end of the fiscal period ended May 31, 2018. This is consistent with our expectations of the model Based on prevailing market conditions.

Despite the recent heightened volatility, broad equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term as the Fed hikes rates. The Fed projects four total rate increases in 2018, which is consistent with the view of a modestly expanding economy and higher inflation rates.

While volatility has become more of a factor in early 2018, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next period while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios Smart Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6617-NLD-7/2/2018

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high- frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Tactical Growth ETF Shareholder,

The fiscal period ended May 31, 2018 was a moderately strong period for most growth asset classes.

Broad equity markets started the period on a very positive note as global stocks moved higher with minimal volatility. However, in early February volatility spiked higher, causing major stock indices to reach official correction territory (a market correction is considered a price decline of 10% or more).

Despite the increase in volatility and downward pressure in the last few months of the period, major stock indices finished the period positive, mostly off the low levels experienced in early February.

Commodities experienced a strong positive trend as well, as oil prices continued to rise on the back of OPEC-led production cuts.

A major exception to the strong positive trend was in real estate. The asset class was trending higher through the end of 2017, but experienced sharp downward pressure in early 2018 as concerns about the new tax laws and rising interest rates pushed prices lower.

While broad growth markets were positive for the period and economic data and growth remained mostly positive, there were still many geopolitical risks and uncertainties present. Most notably, the recent tariff announcements as well as political issues in Italy and Spain could result in heightened volatile equity markets.

Though broad markets remain mostly positive, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2018 and how recent prevailing economic factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

US stocks experienced strong returns in the fiscal period ended May 31, 2018, though volatility and downside risk returned to the markets near the end of the period.

The period began with a period of extremely low volatility, as the largest drop in the S&P 500 Index was less than 3% in 2017 - the smallest max drawdown for a calendar period in history.

However, in early February 2018 volatility experienced its largest one-day jump in history as measured by the CBOE Volatility Index, increasing 116%. By early April, the S&P 500 had already experienced 28 days in which markets gained or lost 1%, compared to only eight such days in all of 2017.

Broad US stocks broke out of a consolidation pattern in early May, ending the period on a more positive note, though volatility remained prevalent.

Small-cap US stocks outperformed large-cap US stocks during the period as the Russell 2000 Index gained 20.76% compared to a total return of 14.38% for the S&P 500 Index. Much of this outperformance came in the last two months of the period as the Russell 2000 surged to a fresh all-time-high wile the S&P 500 experienced more muted positive returns to end the period.

International stocks also performed well during the fiscal period, though returns lagged behind their US counterparts. Developed international stocks as measured by the MSCI EAFE Index gained 7.97% while emerging market stocks as measured by the MSCI Emerging Markets Index gained 14.03%.

As global equities markets experienced solid gains, a major shift in market trends from recent periods was the increase in oil prices. Oil prices had been trending down since mid-2014, but the OPEC-led production cuts helped support the commodity during the period.

Crude oil rose from $48.32/bbl to $67.04/bbl – a 38.74% gain for the period. This helped broad commodity indices experience strong gains after lagging other growth indices for many periods.

While global stocks and commodities experienced strong gains during the period, real estate and gold lagged behind. The Dow Jones US Select REIT Index gained only 2.44% as REITs experienced sharp negative performance in the beginning of 2018 due to rising rates and concerns about the new tax law, but finished well off their low levels for the periods.

Gold prices rose only 2.21% for the period as the demand for safe-haven asset classes was moderately low and higher interest rates helped the dollar index firm at the end of the period. A stronger dollar typically makes dollar- denominated assets, such as gold, more expensive for holders of other currencies, pushing prices lower.

As a whole, it was a positive period in the broad growth investment markets.

ETF Performance Summary

For the fiscal period ended May 31, 2018, the FormulaFolios Tactical Growth ETF outperformed its primary benchmark on a total return basis from the inception date of October 31, 2017.

The ETF had a cumulative total return of 1.35% for the period of October 31, 2017 – the ETF’s inception - through May 31, 2018. In comparison, the ETF’s primary benchmark, the Barclay Global Macro Index, posted a -0.68% cumulative total return over the same period. The Barclay Global Macro Index is a hedge fund index in which managers have the ability to carry long and short positions in any of the world’s major capital or derivative markets. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

Throughout the period (since inception), the ETF maintained a steady allocation in US and international stocks, while also shifting between real estate and gold holdings. This somewhat higher exposure to broad global stocks helped the ETF achieve a stronger return than its benchmark as major stock indices were positive during the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

The asset class exposure of the ETF during the period was the largest contributor to its performance relative to the benchmark.

Throughout the period, US economic data and corporate earnings were strong. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.9% - its lowest level since 2000, and Q1 2018 period- over-period earnings growth for the S&P 500 was 24.7% - the highest growth rate since Q3 2010.

As the US economy remained relatively healthy, broad equity indices trended higher for the period.

The ETF maintained healthy allocations in both US and international equity securities during the period, helping boost returns as broad equity markets experienced positive momentum. However, volatility did become a factor starting in February 2018, shortly after the inception of the ETF.

As market volatility increased, the ETF shifted a portion of its assets into gold in attempt to mitigate downside risk. This exposure helped reduce total downside risk and daily volatility, but also created a slight drag on returns as stocks rebounded off their low levels.

Because the ETF was not launched until late 2017, it was able to capture a slight amount of the initial upside as equity markets rallied into January 2018, but returns were capped as downside risk entered the markets in February.

Investment Strategy

At FormulaFolio Investments, we are committed to our unique methods of asset management with the goal of achieving above- average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a two-factor screen and rank process to analyze major asset classes (US stocks, international stocks, REITs, gold, and US aggregate bonds) based on the strongest blend of price momentum, which measures the rate of the rise or fall in stock prices.

Following the screening process, the three highest-ranked asset classes are allocated to the ETF in approximately equal weights, while the two lowest ranked asset classes are left out of the ETF. When few (2 or fewer) or none of the asset classes meet the model’s price momentum screen criteria, the ETF may invest heavily in shorter-term bonds or cash-lie securities until more asset classes become favorable for investing.

The maximum weight for any individual asset class is approximately 33.33%. Due to the weight limits, the ETF will generally maintain a broadly diversified allocation.

By using a tactical approach to investing, the ETF has the potential to take advantage of longer-term positive trends among various asset classes while maintaining the ability to minimize drawdowns during unfavorable investment environments

A Look Ahead for Next Period

The ETF is fully invested among US stocks, international stocks, and gold as of the end of the fiscal period ended May 31, 2018. This is consistent with our expectations of the model Based on prevailing market conditions.

Volatility and geopolitical risks have picked up since early 2018, causing some uncertainty in broad financial markets. Gold is often considered a safe-haven asset and generally performs best when there is more pessimism or political risk in the global markets. With the heightened volatility, the model has been using gold as a hedge against further unknown risks.

Despite the recent heightened volatility, broad equity markets continue to appear favorable based on strong economic data. Stocks have broadly rallied on the back of recent tax cuts and strong corporate earnings while bonds (as well as other safe-haven asset classes) have lagged behind.

This trend is expected to persist through the upcoming period as the US economy remains relatively healthy and interest rates seem poised to continue rising in the near-term as the Fed hikes rates. The Fed projects four total rate increases in 2018, which is consistent with the view of a modestly expanding economy and higher inflation rates.

While volatility has become more of a factor in early 2018, many geopolitical events have contributed to the recent uncertainty. Generally, geopolitical events are short-lived while fundamentals drive the direction of the markets in the long-term.

The markets are always unknown and conditions can change without notice, but with the current underlying conditions equities have the potential for further gains over the next period while bonds have higher downside risk than normal.

Thank you for your continued investment in the FormulaFolios Tactical Growth ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6618-NLD-7/2/2018

FormulaFolio Investments (FFI) is a Registered Investment Advisor that offers a unique approach compared to traditional asset management. FFI uses emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process. Unlike many quantitative investment firms, however, FFI focuses on longer-term market trends and lower turnover rather than using a high- frequency trading approach. With the ever-changing investment landscape, it is more important than ever to prepare for and adapt to new economic regimes. This is why FFI focuses time and talents on developing smarter investment formulas. By removing investing prejudices with an algorithmic based approach, FFI believes investors can substantially increase the statistical probability of successful investment outcomes over time.

Dear FormulaFolios Tactical Income ETF Shareholder,

The fiscal period ended May 31, 2018 was a broadly negative period for most US fixed- income asset classes as broad bond markets have experienced a downward trend since December 2017.

The period began with broad bond asset classes experiencing modest positive returns as interest rates remained mostly stable. However, this trend reversed in the second half of the fiscal period as interest rates began to rise, resulting in falling bond prices.

An exception to the broad negative trend was high-yield bonds, as the asset classes’ higher yield helped offset slight price declines, resulting in a small positive total return for the period.

Looking ahead, it appears many of the headwinds experienced over the past period remain present in bond markets. While interest rates finished off their high levels from mid-May 2018, it is widely anticipated rates will continue to gradually rise in the foreseeable future. The Federal Reserve is expected to continue hiking the federal funds rate, and a strong economy coupled with firming inflation seem to be creating a tailwind for higher rates ahead. Though interest rates are not expected to rapidly rise, gradually higher rates could provide further downward pressure for bond prices over the next fiscal period.

While higher interest rates and muted bond returns are expected, it is important to remember the future is largely independent of the past - nobody knows exactly what the future holds. This is why it is so imperative to stay committed to a smart investment strategy over the course of many periods.

The following pages of this annual report include information about your ETF, as well as a discussion regarding the global economic environment during the fiscal period ended May 31, 2018 and how recent prevailing factors affected ETF performance.

Please remember all securities markets fluctuate, as do ETF prices. Though it impossible to eliminate all market risk, we believe active investment management can help mitigate the downside risk of investing – even in more conservative asset categories such as bond markets.

Sincerely,

Jason Wenk

Founder and Chief Investment Strategist FormulaFolio Investments

This letter reflects FormulaFolio Investments analysis and opinions as of May 31, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or Fund.

Global Economic Period In Review

The fiscal period ended May 31, 2018 saw a dynamic shift in broad US bond markets.

While interest rates had remained historically low since the 2008 financial crisis, it appears markets have finally entered a rising rate environment as the 10-Period Treasury yield reached its highest level since July 2011. The 10-period Treasury yield started the period at 2.21% and climbed as high as 3.11%, before ending the period at 2.83%.

The rise in interest rates was largely caused by strong economic and fundamental data throughout the period. Specifically, labor markets have experienced steady growth as the unemployment rate fell to 3.9% - its lowest level since 2000, and Q1 2018 period-over-period earnings growth for the S&P 500 was 24.7% - the highest growth rate since Q3 2010.

This strong data has led to expectations of firming inflation and further Federal Reserve rate hikes. Core PCE inflation (personal consumption expenditure prices excluding food and energy), which is the Fed’s preferred measure for inflation, closed the period at 1.8% on a period-over-period basis (very close to the Fed target of 2%). As inflation has firmed, the Fed increased the federal funds rate three times during the period, with additional rate hikes expected through the remainder of 2018 and 2019.

As rates started to rise, traditional US bond asset classes experienced headwinds from falling prices (as interest rates go up, bond prices go down).

From May 31, 2017 through December 31, 2017, the Bloomberg Barclays US Aggregate Bond Index was actually up 1.14% as interest rates remained relatively stable (the 10-period Treasury yield rose from 2.21% to 2.42%). However, the path of higher interest rates accelerated in January through the end of the period with the 10-period Treasury yield rising from 2.42% to 2.83%. This resulted in a 1.50% loss for the Bloomberg Barclays US Aggregate Bond Index from January 1, 2018 through May 31, 2018, for a total fiscal period loss of 0.65% for the Index.

Similarly, US Treasury bonds and investment- grade corporate bonds were negative for the period as the Bloomberg Barclays US Treasury 7-10 Period Index lost 2.41% and the Markit iBoxx Liquid Investment-Grade Index lost 0.44% respectively.

Though the more-traditional US bond asset classes were negative, high-yield US bonds managed to achieve a positive return as the Markit iBoxx Liquid High-Yield Index gained 1.81% for the fiscal period. Despite broadly increasing interest rates, credit spreads remained relatively steady throughout the period as the risk of default remained moderately low. Furthermore, the larger coupon payments provided by high-yield bonds relative to investment-grade / government bonds helped offset the negative effect of price decreases caused from higher broad interest rates.

ETF Performance Summary

For the fiscal period ended May 31, 2018, the FormulaFolios Tactical Income ETF slightly underperformed its primary benchmark on a total return basis from the ETFs inception date of June 5, 2017.

The ETF had a cumulative total return of -1.02% for the period of June 5, 2017 through May 31, 2018. In comparison, the ETF’s primary benchmark, the Bloomberg Barclays US Aggregate Bond Index, which is a broad measure of total US bond market performance, posted a -0.65% cumulative total return over the same period.

A large amount of this slight underperformance can be attributed to the last month of the fiscal period as there was a short-term reversal from the previously prevailing trends in May 2018. In the beginning of May, the ETF eliminated its exposure to US investment-grade corporate bonds and increased exposure to international Treasury bonds. At the time, US bonds had been trending down due to rising interest rates while international government bonds were experiencing positive momentum.

However, in mid-May, US bond yields fell sharply due to political tensions in Italy as investors shifted to safe-haven asset classes. While US bonds experienced a positive movement from this event, international Treasury bonds ended the month negative as Italian government bond yields soared higher on default risk concerns, pushing prices lower.

This resulted in the Bloomberg Barclays US Aggregate Bond Index gaining 0.71% and the FormulaFolios Tactical Income ETF losing 0.20% in May – a 0.91% divergence in the final month of the fiscal period.

Despite this short-term negative divergence, the ETF has continued to shift its exposure in attempt to take advantage of a gradual rising rate environment - minimizing interest rate specific risk. At the end of May, the ETF eliminated its international Treasury exposure, and increased its exposure to floating rate bonds. This position offers the potential to achieve a modest yield while maintaining a steadier value of principal due to the variable interest rate and short-term duration structure of these positions.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

How Market Conditions Affected ETF

Interest rate patterns were the largest contributors to ETF performance throughout a majority of the period, while geopolitical events played a factor near period-end.

In the first half of the period, the ETF experienced mostly positive returns as rates remained stable. However, since the beginning of 2018, the ETF has experienced downward price pressure as rates have been rising at a faster pace.

While interest rate trends were the main driver behind returns through much of the period, geopolitical events played a major factor near the end of the fiscal period. In mid-May 2018, Italian President Sergio Mattarella refused to accept the finance minister proposed by a coalition government. Following the refusal, it appeared Italy was moving toward another election this period, with the potential to move heavily toward anti-eurozone policies. This sent Italian government bond yields sharply higher and US government bond yields sharply lower as demand for traditional safe-haven asset classes increased. However, a different finance minister has since been approved, alleviating the immediate concerns in Italy.

This short-term shift in market trends impacted the ETF’s performance relative to its benchmark near the end of the period, but is not expected to play a major role on a forward looking basis. Geopolitical events are typically short lived and the fundamental drivers behind interest rates are expected to take over in the longer-term.

To offset the risk of continued rising rates, the ETF has decreased its interest rate risk exposure by shifting to an overweight position in floating rate bonds and high-yield corporate bonds. These bond categories are expected to provide a strong yield while mitigating further downside risk, assuming the broad US economy remains healthy.

Investment Strategy

At FormulaFolio Investments, we are committed to our unique methods of asset management with the goal of achieving above average risk adjusted returns over a long time horizon. We believe by using emotion-free, statistically significant quantitative algorithms to aid in the investment decision making process and help avoid typical investing biases, we can achieve this goal.

When selecting investments for the ETF, our proprietary model uses a two-factor screen and rank process to analyze major fixed-income asset classes (US Treasuries, investment-grade US corporate bonds, high-yield US bonds, US aggregate bonds, and international government bonds) based on the strongest combination of yield spread and price momentum (higher price momentum and lower yield spreads).

Following the screening process, the three highest-ranked asset classes are allocated to the ETF, while the two lowest ranked asset classes are left out of the ETF. When few (2 or fewer) or none of the asset classes meet the model’s price momentum screen criteria, the ETF may invest heavily in shorter-term bonds or cash-lie securities until more asset classes become favorable for investing.

By using a tactical approach to investing, the ETF has the potential to take advantage of longer-term positive bond trends while maintaining the ability to minimize drawdowns during unfavorable investment environments.

A Look Ahead for Next Period

The ETF is fully invested as of the end of the fiscal period ended May 31, 2018. However, the ETF has eliminated traditional bond asset class exposure in attempt to minimize interest rate specific risk. Going into the new fiscal period, the ETF is mostly invested in high-yield corporate bonds and short-term floating rate bonds.

Broad interest rates have been trending higher since early 2018 and many investors expect this to continue into the upcoming period as the US economy remains mostly healthy and the Fed is widely projected to continue hiking rates. While rates are expected to rise at a gradual pace, a persistent trend higher could result in flat or slightly negative traditional bond returns in the near-term (within the next period). In this scenario, the ETF would likely continue to favor high-yield bonds and short-term bonds.

However, there are many geopolitical risks present that could potentially reverse this trend. Namely, the recent tariff announcements and political issues in Italy and Spain could result in more volatile equity markets – increasing investor demand for safe-haven asset classes and pushing interest rates lower.

Thank you for your continued investment in the FormulaFolios Tactical Income ETF. As always, we are committed to working to achieve the most desirable risk adjusted returns over a full market cycle to continue bringing you value as a shareholder.

The views and opinions expressed within this letter are those of ForumulaFolio Investments. These views and opinions are subject to change at any time based on changes in the economy and financial markets. These views and opinions do not constitute investment advice or recommendations and investors should not act on the information discussed within this letter. The information provided is not a complete analysis of every market, country, industry, security, or the Fund. Statements of fact are from sources considered reliable, but FormulaFolio Investments makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6621-NLD-7/2/2018

FormulaFolios Hedged Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the period ended May 31, 2018, as compared to its benchmark:

Since Inception**-
May 31, 2018
FormulaFolios Hedged Growth ETF - NAV	13.03%
FormulaFolios Hedged Growth ETF - Market Price	13.07%
Barclay Hedged Equity Long/Short Index	6.36%

Comparison of the Change in Value of a $10,000 Investment

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the market price on May 31, 2018. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolios.com or by calling 1-888-562-8880.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.67% per the prospectus dated May 5, 2017. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

Barclay Hedged Equity Long/Short Index’s directional strategy involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position.

**	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Small Cap	31.2%
Large Cap	30.0%
Financial	22.3%
Mid Cap	16.6%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

FormulaFolios Smart Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the period ended May 31, 2018, as compared to its benchmark:

Since Inception**-
May 31, 2018
FormulaFolios Smart Growth ETF - NAV	5.21%
FormulaFolios Smart Growth ETF - Market Price	5.17%
Dow Jones Moderately Aggressive Portfolio Index	4.45%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the market price on May 31, 2018. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolios.com or by calling 1-888-562-8880.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.13% per the prospectus dated October 23, 2017. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

The Dow Jones Moderately Aggressive Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

**	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Large Cap	30.3%
Small Cap	18.5%
Mid Cap	17.8%
International	14.4%
Emerging Markets	9.5%
Real Estate	9.3%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

FormulaFolios Tactical Growth ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the period ended May 31, 2018, as compared to its benchmark:

Since Inception**-
May 31, 2018
FormulaFolios Tactical Growth ETF - NAV	1.35%
FormulaFolios Tactical Growth ETF - Market Price	1.35%
Barclay Global Macro Index	(0.68)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the market price on May 31, 2018. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolios.com or by calling 1-888-562-8880.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.47% per the prospectus dated October 23, 2017. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

**	As of the close of business on the day of commencement of trading on November 1, 2017.

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Broad Market	34.6%
International	33.2%
Precious Metal	19.7%
Materials	13.0%
Liabilities in Excess of Other Assets	(0.5)%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

FormulaFolios Tactical Income ETF
PORTFOLIO REVIEW (Unaudited)
May 31, 2018

The Fund’s performance figures* for the period ended May 31, 2018, as compared to its benchmark:

Since Inception**-
May 31, 2018
FormulaFolios Tactical Income ETF - NAV	(1.02)%
FormulaFolios Tactical Income ETF - Market Price	(0.85)%
Bloomberg Barclays US Aggregate Bond Index	(0.65)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the Market Price on May 31, 2018. Performance data current to the most recent month end may be obtained by visiting www.FormulaFolios.com or by calling 1-888-562-8880.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 1.07% per the prospectus dated May 5, 2017. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.80% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund by the Adviser in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Adviser.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

**	As of the close of business on the day of commencement of trading on June 6, 2017.

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Corporate	44.9%
Aggregate Bond	21.6%
Government	21.2%
Municipals	6.0%
Preferred	5.7%
Other Assets in Excess of Liabilities	0.6%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

FormulaFolios Hedged Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 100.1%
	FINANCIAL - 22.3%
516,869	SPDR Financial Select Sector Fund	$14,048,500

	LARGE CAP - 30.0%
28,525	iShares Core S&P 500 ETF	7,779,623
69,721	iShares S&P 100 ETF	8,335,146
25,626	ProShares Ultra S&P500	2,827,829
		18,942,598
	MID CAP - 16.6%
39,118	iShares Core S&P Mid-Cap ETF	7,619,013
66,615	ProShares Ultra MidCap400	2,830,471
		10,449,484
	SMALL CAP - 31.2%
200,429	iShares Core S&P Small-Cap ETF	16,603,538
38,938	ProShares Ultra Russell2000	3,070,261
		19,673,799

	TOTAL EXCHANGE TRADED FUNDS (Cost - $59,112,495)	63,114,381

	TOTAL INVESTMENTS - 100.1% (Cost - $59,112,495)	$63,114,381
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(51,398)
	NET ASSETS - 100.0%	$63,062,983

ETF	-	Exchange Traded Fund

See accompanying notes to financial statements.

FormulaFolios Smart Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.8%
	EMERGING MARKETS - 9.5%
39,085	iShares Core MSCI Emerging Markets ETF	$2,170,390

	INTERNATIONAL - 14.4%
50,128	iShares Core MSCI EAFE ETF	3,289,901

	LARGE CAP - 30.3%
25,323	iShares Core S&P 500 ETF	6,906,342

	MID CAP - 17.8%
20,855	iShares Core S&P Mid-Cap ETF	4,061,928

	REAL ESTATE - 9.3%
27,200	iShares U.S. Real Estate ETF	2,126,768

	SMALL CAP - 18.5%
51,025	iShares Core S&P Small-Cap ETF	4,226,911

	TOTAL EXCHANGE TRADED FUNDS (Cost - $22,389,225)	22,782,240

	TOTAL INVESTMENTS - 99.8% (Cost - $22,389,225)	$22,782,240
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	51,489
	NET ASSETS - 100.0%	$22,833,729

ETF	-	Exchange Traded Fund

MSCI	-	Morgan Stanley Capital Investment

See accompanying notes to financial statements.

FormulaFolios Tactical Growth ETF
PORTFOLIO OF INVESTMENTS
May 31, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 100.5%
	BROAD MARKET - 34.6%
76,288	Vanguard Total Stock Market ETF	$10,683,372

	INTERNATIONAL - 33.2%
164,282	iShares Core MSCI Total International Stock ETF	10,239,697

	MATERIALS - 13.0%
179,250	VanEck Vectors Gold Miners ETF	4,004,445

	PRECIOUS METAL - 19.7%
147,703	PowerShares DB Gold Fund	6,061,731

	TOTAL EXCHANGE TRADED FUNDS (Cost - $30,721,431)	30,989,245

	TOTAL INVESTMENTS - 100.5% (Cost - $30,721,431)	$30,989,245
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(168,686)
	NET ASSETS - 100.0%	$30,820,559

ETF	-	Exchange Traded Fund

MSCI	-	Morgan Stanley Capital Investment

See accompanying notes to financial statements.

FormulaFolios Tactical Income ETF
PORTFOLIO OF INVESTMENTS
May 31, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.4%
	AGGREGATE BOND - 21.6%
348,451	iShares Core U.S. Aggregate Bond ETF	$37,096,094

	CORPORATE - 44.9%
397,972	iShares iBoxx $ High Yield Corporate Bond ETF	33,978,849
517,493	PowerShares Fundamental High Yield Corporate Bond ETF	9,516,696
945,400	SPDR Bloomberg Barclays High Yield Bond ETF	33,675,148
		77,170,693
	GOVERNMENT - 21.2%
736,999	iShares International Treasury Bond ETF	36,370,901

	MUNICIPAL - 6.0%
325,331	VanEck Vectors High-Yield Municipal Index ETF	10,238,167

	PREFERRED - 5.7%
261,878	iShares US Preferred Stock ETF	9,754,955

	TOTAL EXCHANGE TRADED FUNDS (Cost - $174,648,329)	170,630,810

	TOTAL INVESTMENTS - 99.4% (Cost - $174,648,329)	$170,630,810
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.6%	1,108,475
	NET ASSETS - 100.0%	$171,739,285

ETF	-	Exchange Traded Fund

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2018

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF	ETF	ETF	ETF
ASSETS
Investment securities:
At cost	$59,112,495	$22,389,225	$30,721,431	$174,648,329
At value	$63,114,381	$22,782,240	$30,989,245	$170,630,810
Cash	24,409	89,302	—	1,242,302
Receivable for capital shares sold	—	652,392	628,991	—
TOTAL ASSETS	63,138,790	23,523,934	31,618,236	171,873,112

LIABILITIES
Payable for investments purchased	—	650,369	630,428	—
Investment advisory fees payable	43,764	9,035	17,942	84,268
Payable to related parties	6,901	4,997	5,672	13,126
Due to Custodian	—	—	120,270	—
Accrued expenses and other liabilities	25,142	25,804	23,365	36,433
TOTAL LIABILITIES	75,807	690,205	797,677	133,827
NET ASSETS	$63,062,983	$22,833,729	$30,820,559	$171,739,285

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$58,276,315	$22,440,714	$30,827,663	$177,772,677
Accumulated net investment loss	—	—	(40,549)	—
Accumulated net realized gain (loss) from security transactions	784,782	—	(234,369)	(2,015,873)
Net unrealized appreciation (depreciation) on investments	4,001,886	393,015	267,814	(4,017,519)
NET ASSETS	$63,062,983	$22,833,729	$30,820,559	$171,739,285

Net Asset Value Per Share:
Shares:
Net Assets	$63,062,983	$22,833,729	$30,820,559	$171,739,285
Shares of beneficial interest outstanding	2,250,000	875,000	1,225,000	7,150,000

Net asset value (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$28.03	$26.10	$25.16	$24.02

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF OPERATIONS
For the Period Ended May 31, 2018

	FormulaFolios	FormulaFolios	FormulaFolios	FormulaFolios
	Hedged Growth	Smart Growth	Tactical Growth	Tactical Income
	ETF *	ETF **	ETF **	ETF *
INVESTMENT INCOME
Dividends	$624,206	$75,967	$207,679	$5,180,457
TOTAL INVESTMENT INCOME	624,206	75,967	207,679	5,180,457

EXPENSES
Investment advisory fees	358,539	18,702	76,233	791,664
Administrative services fees	36,912	17,808	17,824	80,597
Compliance officer fees	18,225	6,130	6,130	25,294
Transfer agent fees	11,341	6,352	7,911	9,026
Professional fees	16,250	16,250	16,250	16,250
Custodian fees	8,457	3,785	2,837	6,012
Printing expenses	8,442	5,139	5,991	21,821
Trustees fees and expenses	9,092	764	1,827	19,957
Legal fees	8,833	14,156	8,213	11,412
Other expenses	1,330	1,119	1,000	1,329
TOTAL EXPENSES	477,421	90,205	144,216	983,362

Less: Fees waived by the Adviser	(52,260)	(57,819)	(41,961)	—

NET EXPENSES	425,161	32,386	102,255	983,362
NET INVESTMENT INCOME	199,045	43,581	105,424	4,197,095

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments	829,500	—	(234,369)	(2,015,873)
Net realized gain (loss) from in-kind redemptions	103,467	—	—	(41,297)
Net change in unrealized appreciation (depreciation) on investments	4,001,886	393,015	267,814	(4,017,519)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	4,934,853	393,015	33,445	(6,074,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,133,898	$436,596	$138,869	$(1,877,594)

*	Commenced operations on June 5, 2017

**	Commenced operations on October 31, 2017

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS

FormulaFolios Hedged Growth ETF **

For the Period Ended
May 31, 2018
FROM OPERATIONS
Net investment income	$199,045
Net realized gain from investments	829,500
Net realized gain from in-kind redemptions	103,467
Net change in unrealized appreciation on investments	4,001,886
Net increase in net assets resulting from operations	5,133,898

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(250,005)
From distributions to shareholders	(250,005)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	59,539,906
Cost of shares redeemed	(1,360,816)
Net increase in net assets from shares of beneficial interest	58,179,090

TOTAL INCREASE IN NET ASSETS	63,062,983

NET ASSETS
Beginning of period	—
End of period*	$63,062,983
* Includes accumulated net investment loss of:	$—

SHARE ACTIVITY
Shares Sold	2,300,000
Shares Redeemed	(50,000)
Net increase in shares of beneficial interest outstanding	2,250,000

**	Commenced operations on June 5, 2017

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FormulaFolios Smart Growth ETF **

For the Period Ended
May 31, 2018
FROM OPERATIONS
Net investment income	$43,581
Net change in unrealized appreciation on investments	393,015
Net increase in net assets resulting from operations	436,596

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(49,890)
From distributions to shareholders	(49,890)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	22,447,023
Net increase in net assets from shares of beneficial interest	22,447,023

TOTAL INCREASE IN NET ASSETS	22,833,729

NET ASSETS
Beginning of period	—
End of period*	$22,833,729
* Includes accumulated net investment loss of:	$—

SHARE ACTIVITY
Shares Sold	875,000
Net increase in shares of beneficial interest outstanding	875,000

**	Commenced operations on October 31, 2017

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FormulaFolios Tactical Growth ETF **

For the Period Ended
May 31, 2018
FROM OPERATIONS
Net investment income	$105,424
Net realized loss from investments	(234,369)
Net change in unrealized appreciation on investments	267,814
Net increase in net assets resulting from operations	138,869

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(156,375)
From distributions to shareholders	(156,375)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	30,838,065
Net increase in net assets from shares of beneficial interest	30,838,065

TOTAL INCREASE IN NET ASSETS	30,820,559

NET ASSETS
Beginning of Period	—
End of Period *	$30,820,559
* Includes accumulated net investment loss of:	$(40,549)

SHARE ACTIVITY
Shares Sold	1,225,000
Net increase in shares of beneficial interest outstanding	1,225,000

**	Commenced operations on October 31, 2017

See accompanying notes to financial statements.

FormulaFolios ETFs
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FormulaFolios Tactical Income ETF **

For the Period Ended
May 31, 2018
FROM OPERATIONS
Net investment income	$4,197,095
Net realized loss from investments	(2,015,873)
Net realized loss from in-kind redemptions	(41,297)
Net change in unrealized depreciation on investments	(4,017,519)
Net decrease in net assets resulting from operations	(1,877,594)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,232,260)
From distributions to shareholders	(4,232,260)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	188,820,263
Cost of shares redeemed	(10,971,124)
Net increase in net assets from shares of beneficial interest	177,849,139

TOTAL INCREASE IN NET ASSETS	171,739,285

NET ASSETS
Beginning of Period	—
End of Period *	$171,739,285
* Includes accumulated net investment loss of:	$—

SHARE ACTIVITY
Shares Sold	7,600,000
Shares Redeemed	(450,000)
Net increase in shares of beneficial interest outstanding	7,150,000

**	Commenced operations on June 5, 2017

See accompanying notes to financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

FormulaFolios Hedged Growth ETF

For the Period Ended
May 31, 2018 (1)
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income (2)	0.12
Net realized and unrealized gain on investments	3.06
Total from investment operations	3.18
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net asset value, end of period	$28.03
Market price, end of period	$28.04
Total return (3)(7)	13.03%
Net assets, at end of period (000s)	$63,063
Ratio of gross expenses to average net assets (5)(8)	1.06%
Ratio of net expenses to average net assets (5)(8)	0.95%
Ratio of net investment income to average net assets(4)(8)	0.44%
Portfolio Turnover Rate (6)(7)	138%

(1)	The FormulaFolios Hedged Growth ETF commenced operations on June 5, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized for periods less than one year.

(8)	Annualized.

See accompanying notes to financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

FormulaFolios Smart Growth ETF

For the Period Ended
May 31, 2018 (1)
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income (2)	0.12
Net realized and unrealized gain on investments	1.17
Total from investment operations	1.29
Less distributions from:
Net investment income	(0.19)
Total distributions	(0.19)
Net asset value, end of period	$26.10
Market price, end of period	$26.09
Total return (3)(7)	5.21%
Net assets, at end of period (000s)	$22,834
Ratio of gross expenses to average net assets (5)(8)	1.67%
Ratio of net expenses to average net assets (5)(8)	0.60%
Ratio of net investment income to average net assets(4)(8)	0.81%
Portfolio Turnover Rate (6)(7)	0%

(1)	The FormulaFolios Smart Growth ETF commenced operations on October 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized for periods less than one year.

(8)	Annualized.

See accompanying notes to financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

FormulaFolios Tactical Growth ETF

For the Period Ended
May 31, 2018 (1)
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income (2)	0.12
Net realized and unrealized gain on investments	0.25
Total from investment operations	0.37
Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)
Net asset value, end of period	$25.16
Market price, end of period	$25.16
Total return (3)(7)	1.35%
Net assets, at end of period (000s)	$30,821
Ratio of gross expenses to average net assets (5)(8)	1.13%
Ratio of net expenses to average net assets (5)(8)	0.80%
Ratio of net investment income to average net assets(4)(8)	0.82%
Portfolio Turnover Rate (6)(7)	56%

(1)	The FormulaFolios Tactical Growth ETF commenced operations on October 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized for periods less than one year.

(8)	Annualized.

See accompanying notes to financial statements.

FormulaFolios ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

FormulaFolios Tactical Income ETF

For the Period Ended
May 31, 2018 (1)
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income (2)	0.77
Net realized and unrealized loss on investments	(1.00)
Total from investment operations	(0.23)
Less distributions from:
Net investment income	(0.75)
Total distributions	(0.75)
Net asset value, end of period	$24.02
Market price, end of period	$24.06
Total return (3)(7)	(1.02)%
Net assets, at end of period (000s)	$171,739
Ratio of gross expenses to average net assets (5)(8)	0.75%
Ratio of net expenses to average net assets (5)(8)	0.75%
Ratio of net investment income to average net assets(4)(8)	3.19%
Portfolio Turnover Rate (6)(7)	48%

(1)	The FormulaFolios Tactical Income ETF commenced operations on June 5, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(7)	Not Annualized for periods less than one year.

(8)	Annualized.

See accompanying notes to financial statements.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS
May 31, 2018

1.	ORGANIZATION

The FormulaFolios Hedged Growth ETF (“Hedged Growth ETF”), the FormulaFolios Smart Growth ETF (“Smart Growth ETF”), the FormulaFolios Tactical Growth ETF (“Tactical Growth ETF”), and the FormulaFolios Tactical Income ETF (“Tactical Income ETF”), formerly known as FormulaFolios Income ETF (collectively the “Funds”) are each diversified series of Northern Lights Fund Trust IV, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The name of FormulaFolios Income ETF was changed to FormulaFolios Tactical Income ETF effective as of the close of business on July 7, 2017.

The investment objective of the Hedged Growth ETF and Smart Growth ETF is to seek to provide capital growth. The Tactical Growth ETF seeks long-term total return. The Tactical Income ETF seeks to provide income. The Hedged Growth ETF and Tactical Income ETF commenced operations on June 5, 2017. The Smart Growth ETF and Tactical Growth ETF commenced operations on October 31, 2017.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “investment companies”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. Exchange-traded funds (“ETFs”) are valued at the last reported price or official closing price. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The risks of owning an ETF generally reflect the risks of owning the underlying securities in which it invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Team and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018, for the Funds’ assets measured at fair value:

FormulaFolios Hedged Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$63,114,381	$—	$—	$63,114,381
Total	$63,114,381	$—	$—	$63,114,381

FormulaFolios Smart Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,782,240	$—	$—	$22,782,240
Total	$22,782,240	$—	$—	$22,782,240

FormulaFolios Tactical Growth ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,989,245	$—	$—	$30,989,245
Total	$30,989,245	$—	$—	$30,989,245

FormulaFolios Tactical Income ETF

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$170,630,810	$—	$—	$170,630,810
Total	$170,630,810	$—	$—	$170,630,810

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis and includes amortization and accretion, which is recorded using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly for FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, and FormulaFolios Tactical Growth ETF and monthly for FormulaFolios Tactical Income ETF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

Cash – Cash is held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ May 31, 2018 tax returns. The Funds identified their major tax jurisdictions as U.S. federal and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended May 31, 2018, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to:

Fund	Purchases	Sales
FormulaFolios Hedged Growth ETF	$65,695,265	$64,902,834
FormulaFolios Smart Growth ETF	—	—
FormulaFolios Tactical Growth ETF	13,586,028	12,827,717
FormulaFolios Tactical Income ETF	65,625,140	65,452,202

For the period ended May 31, 2018, cost of purchases and proceeds from sales of portfolio securities

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

for in-kind transactions, amounted to:

Fund	Purchases	Sales
FormulaFolios Hedged Growth ETF	$58,737,408	$1,351,163
FormulaFolios Smart Growth ETF	22,389,225	—
FormulaFolios Tactical Growth ETF	30,197,489	—
FormulaFolios Tactical Income ETF	187,530,866	10,998,306

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. FormulaFolio Investments LLC serves as the Funds’ investment adviser (the “Adviser”), pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. (the “Custodian”) to serve as Custodian and to act as transfer and shareholder services agent to the Funds. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC (the “Distributor”) to serve as the principal underwriter and distributor for the Funds.

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80%, 0.35%, 0.60%, and 0.60% of average daily net assets of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF, and FormulaFolios Tactical Income ETF, respectively. During the period ended May 31, 2018, the Adviser earned the following fees:

Fund	Advisory Fee
Hedged Growth ETF	$358,539
Smart Growth ETF	18,702
Tactical Growth ETF	76,233
Tactical Income ETF	791,664

Pursuant to a written agreement (the “Waiver Agreement”), the Adviser has contractually agreed, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.95%, 0.60%, 0.80%, and 0.80% of average daily net assets of Hedged Growth ETF, Smart Growth ETF, Tactical Growth ETF, and Tactical Income ETF, respectively; subject to possible recoupment from the Funds in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. During the period ended May 31, 2018, the Adviser waived fees and/or reimbursed expenses, pursuant to the Waiver Agreement, in the amounts of:

Fees waived by the
Fund	Adviser
Hedged Growth ETF	$52,260
Smart Growth ETF	57,819
Tactical Growth ETF	41,961
Tactical Income ETF	—

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to the Funds are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation. If the Funds’ operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through May 31 of the year indicated.

Fund	2021
Hedged Growth ETF	$52,260
Smart Growth ETF	57,819
Tactical Growth ETF	41,961
Tactical Income ETF	—

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the period ended May 31, 2018, the Distributor did not receive any underwriting commissions for sales of the Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration and fund accounting services to the Funds, which are included in Administrative service fees in the Statements of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund, which are included in Compliance officer fees in the Statements of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses in the Statements of Operations.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 25,000 for FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF. Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares for FormulaFolios Hedged Growth ETF and FormulaFolios Tactical Income ETF. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date.

Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Funds may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Funds and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Funds are disclosed in the Statements of Changes in Net Assets.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The Transaction Fees for the Funds are listed in the table below:

Fee for In-Kind and Cash	Maximum Additional Variable
Purchases	Charge for Cash Purchases*
$500	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	UNDERLYING FUND RISK

Each Underlying Fund, including each ETF, is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Hedged Growth ETF, Smart Growth ETF, and Tactical Growth ETF currently seek to achieve their investment objective by investing a portion of its assets in the iShares S&P Small-Cap, iShares Core S&P 500 ETF, Vanguard Total Stock Market ETF and iShares Core MSCI Total International Stock ETF (the “Securities”). The Funds may redeem their investments from the Securities at any time if the Adviser determines that it is in the best interest of the Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF and their shareholders to do so.

The performance of the Hedged Growth ETF, Smart Growth ETF and Tactical Growth ETF will be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the applicable Securities’ N-CSRs available at www.sec.gov. As of May 31, 2018, the percentage of the Hedged Growth ETF’s net assets invested in iShares Core S&P Small Cap ETF was 26.3%. The percentage of the Smart Growth ETF’s net assets invested in iShares Core S&P 500 ETF was 30.2%. The percentage of the Tactical Growth ETF’s net assets invested in Vanguard Total Stock Market ETF and iShares Core MSCI Total International Stock ETF 34.7%, and 33.2%, respectively.

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at May 31, 2018, were as follows:

		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Hedged Growth ETF	$59,485,409	$3,628,972	$—	$3,628,972
Smart Growth ETF	22,389,225	479,434	(86,419)	393,015
Tactical Growth ETF	30,721,431	440,360	(172,546)	267,814
Tactical Income ETF	174,648,329	124,970	(4,142,489)	(4,017,519)

9.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the fiscal period ended May 31, 2018 was as follows:

	For the period ended May 31, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
FormulaFolios Hedged Growth ETF	$250,005	$—	$—	$250,005
FormulaFolios Smart Growth ETF	43,581	—	6,309	49,890
FormulaFolios Tactical Growth ETF	149,796	—	6,579	156,375
FormulaFolios Tactical Income ETF	4,202,998	—	29,262	4,232,260

As of May 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
FormulaFolios Hedged Growth ETF	$1,157,696	$—	$—	$—	$—	$3,628,972	$4,786,668
FormulaFolios Smart Growth ETF	—	—	—	—	—	393,015	393,015
FormulaFolios Tactical Growth ETF	—	—	—	—	(274,918)	267,814	(7,104)
FormulaFolios Tactical Income ETF	—	—	—	—	(2,015,873)	(4,017,519)	(6,033,392)

FormulaFolios ETFs
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The difference between book basis and tax basis undistributed accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal period for tax purposes. The following Fund incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
FormulaFolios Tactical Growth ETF	$40,549

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
FormulaFolios Tactical Growth ETF	$234,369
FormulaFolios Tactical Income ETF	2,015,873

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, reclass of income distributions, and adjustments related to Transfers in kind, resulted in reclassifications for the Funds for the fiscal period ended May 31, 2018 as follows:

	Paid	Undistributed	Accumulated	Unrealized
	In	Ordinary	Net Realized	Appreciation
Fund	Capital	Income (Loss)	Gains (Loss)	(Depreciation)
FormulaFolios Hedged Growth ETF	$97,225	$50,960	$(148,185)	$—
FormulaFolios Smart Growth ETF	(6,309)	6,309	—	—
FormulaFolios Tactical Growth ETF	(10,402)	10,402	—	—
FormulaFolios Tactical Income ETF	(76,462)	35,165	41,297	—

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustments or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF, and FormulaFolios Tactical Income ETF and

Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FormulaFolios Hedged Growth ETF, FormulaFolios Smart Growth ETF, FormulaFolios Tactical Growth ETF, and FormulaFolios Tactical Income ETF (the “Funds”), each a series of Northern Lights Fund Trust IV, as of May 31, 2018, and the related statements of operations and changes in net assets, and the related notes, and the financial highlights for the period June 5, 2017 (commencement of operations) through May 31, 2018 for FormulaFolios Hedged Growth ETF and FormulaFolios Tactical Income ETF and for the period October 31, 2017 (commencement of operations) through May 31, 2018 for FormulaFolios Smart Growth ETF and FormulaFolios Tactical Growth ETF (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of their operations, changes in their net assets, and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 27, 2018

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

FormulaFolios ETFs
EXPENSE EXAMPLES (UNAUDITED)
May 31, 2018

Example

As a shareholder of the FormulaFolios ETF’s, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
		Actual		(5% return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During
	12/1/17	5/31/18	Period *	5/31/18	Period*

FormulaFolios Hedged Growth ETF	$1,000.00	$1,023.60	$4.79	$1,020.19	$4.78
FormulaFolios Smart Growth ETF	$1,000.00	$1,025.40	$3.03	$1,021.94	$3.02
FormulaFolios Tactical Growth ETF	$1,000.00	$995.20	$3.98	$1,020.94	$4.03
FormulaFolios Tactical Income ETF	$1,000.00	$979.90	$3.70	$1,021.19	$3.78

*	Expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).

FormulaFolios ETFs
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios
			in Fund
Name, Address		Principal Occupation	Complex**
and Year of	Position/Term	During the Past Five	Overseen	Other Directorships held by Trustee
Birth	of Office*	Years	by Trustee	During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), 2009 to present.	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services), 2010 to present.	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); GR Group (since 2008).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012).

Officers

Number of
Portfolios in
Fund
			Complex**	Other Directorships held
Name, Address and	Position/Term	Principal Occupation During the Past	Overseen by	by Trustee During the
Year of Birth	of Office*	Five Years	Trustee	Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
Michael Quain Born in 1957	Chief Compliance Officer	Consultant, Northern Lights Compliance Services, LLC (since 2015); Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2018, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds managed by the same investment adviser. The Fund(s) do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-562-8880.

5/31/18 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-270-0300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-907-3233 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3233.

INVESTMENT ADVISER
FormulaFolio Investments LLC
89 Ionia SW, Suite 600
Grand Rapids, MI 49503

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018

FormulaFolios Hedged Growth ETF - $13,000

FormulaFolios Tactical Income ETF - $13,000

FormulaFolios Smart Growth ETF - $13,000

FormulaFolios Tactical Growth ETF - $13,000

(b)	Audit-Related Fees

2018 – None

(c)	Tax Fees

2018

FormulaFolios Hedged Growth ETF - $3,000

FormulaFolios Tactical Income ETF - $3,000

FormulaFolios Smart Growth ETF - $3,000

FormulaFolios Tactical Growth ETF - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2018
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/8/18

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/8/18